Exhibit 25.1
  _____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                      U.S. BANK NATIONAL ASSOCIATION (Exact
                  name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

------------------------------------------------- ------------------------------
                     800 Nicollet Mall
                  Minneapolis, Minnesota                     55402
------------------------------------------------- ------------------------------
------------------------------------------------- ------------------------------
         (Address of principal executive offices)          (Zip Code)
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                               Lori-Anne Rosenberg
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3909
            (Name, address and telephone number of agent for service)

                          Abraxas Petroleum Corporation
                           Eastside Coal Company, Inc.
                          Sandia Oil & Gas Corporation
                             Sandia Operating Corp.
                            Wamsutter Holdings, Inc.
                      Western Associated Energy Corporation
                     (Issuer with respect to the Securities)
---------------------------------------- ---------------------------------------
                   Nevada                          74-258403
                   Colorado                        74-227540
                   Texas                           74-236896
                   Texas                           74-246870
                   Wyoming                         74-289701
                   Texas                           74-193787
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
        500 North Loop 1604 East
        Suite 100                                     78232
        San Antonio, Texas

---------------------------------------- ---------------------------------------
(Address of Principal Executive Offices)              (Zip Code)
---------------------------------------- ---------------------------------------

                   Floating Rate Senior Secured Notes due 2009
                       (Title of the Indenture Securities)






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                      -------------------------------------

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

               a) Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

               b) Whether it is authorized to exercise corporate trust powers. Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None

Items 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

               1.          A  copy  of  the  Articles  of   Association  of  the
                           Trustee.*

               2. A copy of the certificate of authority of the Trustee to commence business.*

               3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

               4.          A copy of the existing bylaws of the Trustee.*

               5. A copy of each Indenture referred to in Item 4. Not applicable.

               6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as
                           Exhibit 6.

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

               7. Report of Condition of the Trustee as of September 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.


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                                                       NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on this 3rd day of December, 2004.


                           U.S. BANK NATIONAL ASSOCIATION

                           By:      /s/ Lori-Anne Rosenberg
                                    ---------------------------
                                    Lori-Anne Rosenberg
                                    Assistant Vice President




By:      /s/ Benjamin J. Krueger
         -----------------------------------
         Benjamin J. Krueger
         Assistant Vice President






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


                                    Exhibit 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  December 3, 2004


                                U.S. BANK NATIONAL ASSOCIATION


                                By:      /s/ Lori-Anne Rosenberg
                                        -----------------------------------
                                        Lori-Anne Rosenberg
                                        Assistant Vice President




By:      /s/ Benjamin J. Krueger
         -----------------------------------
         Benjamin J. Krueger
         Assistant Vice President


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



                                    Exhibit 7
                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 9/30/2004

                                    ($000's)

                                                                    9/30/2004
                                                                  ------------
Assets
     Cash and Due From Depository Institutions                      $6,973,101
     Federal Reserve Stock                                                   0
     Securities                                                     39,400,687
     Federal Funds                                                   2,842,037
     Loans & Lease Financing Receivables                           121,000,954
     Fixed Assets                                                    1,846,496
     Intangible Assets                                              10,035,484
     Other Assets                                                   10,354,644
                                                                  ------------
         Total Assets                                             $192,453,403

Liabilities
     Deposits                                                     $122,247,349
     Fed Funds                                                       7,346,293
     Treasury Demand Notes                                                   0
     Trading Liabilities                                               145,128
     Other Borrowed Money                                           30,331,854
     Acceptances                                                       146,102
     Subordinated Notes and Debentures                               5,535,512
     Other Liabilities                                               6,060,066
                                                                  ------------
     Total Liabilities                                            $171,812,304

Equity
     Minority Interest in Subsidiaries                              $1,013,889
     Common and Preferred Stock                                         18,200
     Surplus                                                        11,792,288
     Undivided Profits                                               7,816,722
                                                                  ------------
         Total Equity Capital                                      $19,627,210

Total Liabilities and Equity Capital                              $192,453,403

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:      /s/ Lori-Anne Rosenberg
          Assistant Vice President

Date:  December 3, 2004

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